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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File Nos. 33-22291, 33-54060, 33-62643, 33-83680,
333-07225 and 333-39948.



ARTHUR ANDERSEN LLP


New Orleans, Louisiana
August 24, 2000